UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — July 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POGAX

Putnam Growth Opportunities Fund

Annual report
7|31|12

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Annual report
7 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: The price of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors relating to a specific country or industry. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to harness the growth potential of large companies

When Putnam Growth Opportunities Fund was launched in 1995, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

Today, the fund continues to target the stocks of these types of companies, using rigorous research techniques to identify those believed to have both a competitive edge and the potential to produce strong profits.

Of course, as with any fund that invests in stocks, there are risks involved. The fund’s manager seeks to mitigate risk by investing with a long-term perspective, looking for companies he believes have the fundamental strength to deliver results over time, despite market setbacks.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies have been able to weather the tough times, many that were in the fund’s portfolio in the mid 1990s have continued to grow and prosper.

Regardless of how market conditions change in the years ahead, the fund will continue to seek leading companies with long-term growth potential. These companies can be attractive investments, especially when the market underestimates the sustainability of their growth.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those companies believed to offer growth potential.

Quality The manager looks for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

Rob, tell us about the investing environment for the 12 months ended July 31, 2012.

When the fiscal year began in August 2011, worsening sovereign credit woes in Europe and a generally dismal outlook for global economic growth resulted in sharp declines across world stock markets. Debt problems in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling. Despite a dramatic recovery for the stock market last fall, high levels of volatility continued through the close of 2011.

Stocks began this year with a solid rebound from their 2011 lows, and for the first three months of 2012, major stock market indexes posted their strongest first-quarter gains in over a decade. That rally was short-lived, however, and markets turned turbulent in the closing months of the fund’s fiscal year. Once again, issues such as the eurozone sovereign debt crisis and China’s economic slowdown became very destabilizing to investor confidence.

Did certain types of stocks fare better than others?

Throughout the period, the market fluctuated through so-called “risk-on” and “risk-off” cycles. When investors grew nervous about global macroeconomic issues, they fled any stocks perceived as risky — which are

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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typically cyclical stocks, whose performance is closely tied to the overall economy. In these risk-off periods, stocks in more defensive sectors tend to perform better because they are perceived as safe havens. We also saw periods, such as the early months of 2012, in which investors were willing to take on more investment risk, and during those risk-on periods, cyclical stocks rebounded.

In terms of sectors, industrial stocks were among the better performers for the period overall. As economic data improved, the earnings of industrial companies also improved. Manufacturing activity picked up, particularly in areas where the recession had created pent-up demand, such as housing, automotive, and aerospace. In the final months of the period, however, the performance of stocks in the industrials sector retreated.

Other strong-performing sectors for the period were utilities and consumer staples — defensive stocks that thrived during the risk-off periods when investors were seeking stability. These companies tend to have stable earnings, and many offer dividend-paying stocks, which are also important to many investors in today’s low-interest-rate environment.

Companies in the health-care sector struggled with uncertainty as the U.S. Supreme Court considered the constitutionality of the Patient Protection and Affordable Care Act. While uncertainty eased after the legislation was largely upheld, investors remain concerned about the potential for significant government spending cuts in health care.

Stocks in the technology sector were also weak performers despite what we believe are many positive long-term growth trends. Global economic weakness has weighed on technology stocks, in large part because most technology purchases are discretionary. In challenging economic times, businesses and individuals tend to cut back on their

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time. Due to rounding, allocations may not add up to 100%.

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technology spending, which has led to earnings disappointments across the sector.

The fund underperformed its benchmark for the period. What strategies or holdings held back fund returns?

The stock of Polycom illustrates the discretionary nature of technology spending. In the weak economic environment, as businesses spent less on technology, sales of products and services such as Polycom’s video conferencing struggled. Polycom specializes in hardware and software that allows people to meet face-to-face from different locations worldwide. While the company has benefited from increasing demand for technology that can boost productivity, its sales over the past year have not met expectations, and Polycom stock has underperformed. At the close of the period, the fund still held a position in Polycom, but we are monitoring it carefully to determine if the company’s business model will continue to be effective as video conferencing technology evolves.

The stock of Celanese, a specialty chemical company, dampened fund performance for the period. China’s slowing economy caused the stock to struggle in recent months. About 40% of Celanese’s revenues are from acetic acid, a chemical that is produced and sold in China. We believe that the company offers promising growth potential over the long term, and that its dependence on China will lessen over the next two to three years. As a result, we continued to hold Celanese in the portfolio at period-end.

Another detractor was Hewlett-Packard, a company that has been pressured by an overall decline in personal computer sales as well as rapidly increasing competition from tablet computers. In addition to disappointing

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/12. Options and short-term holdings are excluded. Holdings will vary over time.

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earnings, the company has been dealing with exceptionally challenging management issues. After a thorough evaluation, we were not convinced that the company had the appropriate strategy in place to manage its future, and by the close of the period, we had sold the fund’s position in this stock.

Could you discuss some strategies or stocks that helped fund performance for the period?

Apple was the best-performing holding in the portfolio over the 12-month period, driven by the success of iconic products such as the iPhone and the iPad tablet, which command an impressive share of the market. Investors and consumers expect continued enhancements to existing Apple products, as well as exciting new offerings. The company excels in integrating hardware, software, and technology expertise with devices that hold great appeal for consumers, supported by a solid retail store distribution system. Apple also has great fundamentals, with an enormous amount of free cash and no debt. Despite its considerable advances, we believe Apple stock still offers compelling growth potential at an attractive price, and it remained in the portfolio at period-end.

Also positive for fund performance was our decision to avoid the stock of energy services company Halliburton, which declined sharply over the period. We hold other large energy companies in the portfolio, but we recognized that Halliburton had substantial exposure to the North American natural gas market, and we believed the company would be more vulnerable to declines in natural gas prices. As the price of natural gas fell to its lowest level in more than a decade, our strategy with Halliburton proved beneficial.

What is your outlook for the markets and the fund?

In the United States, we are moving through an important period, with the upcoming presidential election and the potential “fiscal

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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cliff” — a series of tax increases that could occur together with federal budget spending cuts if Congress cannot reach agreement on a long-term plan.

Globally, markets are grappling with the ongoing challenges of the European sovereign debt crisis and the question of whether China’s economic slowdown will result in a hard or soft landing.

For investors, I believe the more important question is how these issues will affect real economic activity, consumer confidence, employment, and earnings in markets around the world, including emerging markets, which are dependent on products and services from the United States and Europe.

Overall, I believe that policymakers have taken actions to lessen the likelihood of a deep recession or a financial system freeze in Europe. At the same time, we are seeing improvement in areas such as U.S. housing and job creation. Although corporate earnings growth has begun to decelerate from levels we saw earlier in the recovery, I believe the U.S. economy continues to strengthen, although at a frustratingly slow pace. I believe all these issues are likely to foster a more characteristically range-bound market until earnings reaccelerate and we see some longer-term, structural resolution for these global economic issues.

Thank you, Rob, for your time and insight.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

Despite an unsteady economic recovery, corporate earnings have continued to surprise on the upside. Through early August, nearly two thirds of the S&P 500 companies that had reported second-quarter earnings beat consensus estimates. That rate is slightly higher than the 10-year average of 62%, according to research by S&P Capital IQ. Some market watchers worry that a number of headwinds could derail the streak of higher corporate profits that began in 2009, including a strengthening U.S. dollar and a potentially deteriorating situation in Europe. Analysts currently expect S&P 500 earnings in the third quarter to be slightly lower than those recorded a year ago. But for now, the second quarter of 2012 could mark the 10th straight quarter of higher earnings for the S&P 500.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.23%	4.86%	4.41%	4.41%	4.45%	4.45%	4.67%	4.45%	4.97%	–1.47%*	–1.47%*	5.45%

10 years	63.27	53.95	51.27	51.27	51.27	51.27	55.15	49.67	59.38	67.47	67.47	67.47
Annual average	5.02	4.41	4.23	4.23	4.23	4.23	4.49	4.12	4.77	5.29	5.29	5.29

5 years	18.90	12.03	14.40	12.40	14.43	14.43	15.86	11.85	17.42	20.43	20.43	20.43
Annual average	3.52	2.30	2.73	2.37	2.73	2.73	2.99	2.27	3.26	3.79	3.79	3.79

3 years	44.15	35.83	40.87	37.87	40.86	40.86	41.98	37.01	43.04	45.28	45.28	45.28
Annual average	12.96	10.75	12.10	11.30	12.10	12.10	12.39	11.07	12.67	13.26	13.26	13.26

1 year	2.27	–3.62	1.47	–3.53	1.45	0.45	1.67	–1.91	1.96	2.49	2.49	2.49

* Performance for class R5 and R6 shares, which for periods prior to their inception is derived from the historical performance of class Y shares (as described below), is shown only since 7/1/99 (the inception date of class Y).

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Class R5 and class R6 shares, available to qualified employee-benefit plans only, are sold without an initial sales charge and have no CDSC. Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares, beginning with inception of the Y share class and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 7/31/12

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average
(life of fund)	6.26%	5.99%

10 years	92.52	76.86
Annual average	6.77	5.77

5 years	18.57	9.40
Annual average	3.46	1.73

3 years	53.50	41.62
Annual average	15.35	12.24

1 year	8.26	3.38

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/12, there were 718, 648, 555, 363, and 107 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,127 and $15,127, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,967. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $15,938, $16,747, $16,747, and $16,747, respectively.

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Fund price and distribution information For the 12-month period ended 7/31/12

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/11	$17.18	$18.23	$15.66	$15.87	$16.17	$16.76	$16.86	—	—	$17.68

7/2/12*	—	—	—	—	—	—	—	$17.89	$17.89	—

7/31/12	17.57	18.64	15.89	16.10	16.44	17.04	17.19	18.12	18.12	18.12

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of class R5 and R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.16%	4.78%	4.34%	4.34%	4.38%	4.38%	4.60%	4.38%	4.90%	5.38%

10 years	50.98	42.27	39.93	39.93	40.07	40.07	43.61	38.59	47.38	54.94
Annual average	4.21	3.59	3.42	3.42	3.43	3.43	3.69	3.32	3.95	4.48

5 years	13.86	7.31	9.59	7.59	9.61	9.61	11.05	7.16	12.50	15.30
Annual average	2.63	1.42	1.85	1.47	1.85	1.85	2.12	1.39	2.38	2.89

3 years	52.84	44.09	49.48	46.47	49.48	49.48	50.62	45.34	51.84	54.13
Annual average	15.19	12.95	14.34	13.57	14.34	14.34	14.63	13.27	14.94	15.51

1 year	–0.92	–6.59	–1.70	–6.61	–1.67	–2.66	–1.46	–4.93	–1.17	–0.67

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 7/31/11	1.22%	1.97%	1.97%	1.72%	1.47%	0.79%*	0.69%*	0.97%

Annualized expense ratio
for the six-month period
ended 7/31/12†‡	1.18%	1.93%	1.93%	1.68%	1.43%	0.76%	0.66%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 7/31/12; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 7/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)), to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.94	$9.70	$9.70	$8.45	$7.20	$0.61‡	$0.53‡	$4.69

Ending value (after expenses)	$1,026.30	$1,021.90	$1,021.60	$1,023.00	$1,024.40	$1,012.90	$1,012.90	$1,027.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12 (for class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 7/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 2/1/12 to 7/31/12, they would have been higher.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2012, use the following calculation method. To find the value of your investment on February 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment from February 1, 2012 (or in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)), to July 31, 2012, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.92	$9.67	$9.67	$8.42	$7.17	$0.60‡	$0.52‡	$4.67

Ending value (after expenses)	$1,019.00	$1,015.27	$1,015.27	$1,016.51	$1,017.75	$1,003.36	$1,003.44	$1,020.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12 (for class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 7/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 2/1/12 to 7/31/12, they would have been higher.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

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These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to

18

all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the

19

Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 758, 660 and 571 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that

20

supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2012

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The fund’s portfolio 7/31/12

COMMON STOCKS (98.5%)*	Shares	Value

Aerospace and defense (4.0%)
Embraer SA ADR (Brazil) S	67,200	$1,705,536

Honeywell International, Inc.	78,900	4,580,145

Precision Castparts Corp.	28,937	4,501,440

United Technologies Corp. S	34,100	2,538,404

		13,325,525
Air freight and logistics (1.0%)
FedEx Corp.	36,200	3,268,860

		3,268,860
Auto components (1.4%)
Allison Transmission Holdings, Inc. S	11,719	220,434

American Axle & Manufacturing Holdings, Inc. † S	143,700	1,550,523

Johnson Controls, Inc. S	72,900	1,796,985

Tenneco, Inc. † S	44,338	1,298,660

		4,866,602
Beverages (2.6%)
Beam, Inc.	14,400	905,472

Coca-Cola Co. (The)	17,100	1,381,680

Coca-Cola Enterprises, Inc.	137,700	4,037,364

PepsiCo, Inc.	34,700	2,523,731

		8,848,247
Biotechnology (0.8%)
Affymax, Inc. † S	56,096	910,438

Celgene Corp. †	21,300	1,458,198

Dendreon Corp. † S	36,176	172,198

		2,540,834
Capital markets (2.3%)
Apollo Global Management, LLC. Class A	59,373	805,692

Charles Schwab Corp. (The) S	182,100	2,299,923

Invesco, Ltd.	95,500	2,113,415

State Street Corp.	59,800	2,414,724

		7,633,754
Chemicals (4.6%)
Albemarle Corp.	26,600	1,548,652

Celanese Corp. Ser. A	98,937	3,772,468

FMC Corp. S	33,300	1,821,510

GSE Holding, Inc. †	94,076	976,509

LyondellBasell Industries NV Class A (Netherlands)	41,108	1,830,539

Monsanto Co.	52,600	4,503,612

Tronox, Ltd. Class A † S	40,500	938,385

		15,391,675
Commercial banks (0.2%)
Wells Fargo & Co.	19,919	673,461

		673,461
Communications equipment (3.5%)
Cisco Systems, Inc.	108,212	1,725,981

Polycom, Inc. †	124,900	1,091,626

Qualcomm, Inc.	152,948	9,127,937

		11,945,544

24

COMMON STOCKS (98.5%)* cont.	Shares	Value

Computers and peripherals (12.5%)
Apple, Inc. †	52,190	$31,875,565

EMC Corp. †	212,600	5,572,246

NetApp, Inc. †	52,200	1,705,374

SanDisk Corp. †	76,852	3,160,923

		42,314,108
Distributors (0.3%)
LKQ Corp. † S	23,900	844,387

		844,387
Diversified financial services (0.5%)
Citigroup, Inc.	63,100	1,711,903

		1,711,903
Diversified telecommunication services (0.3%)
Iridium Communications, Inc. † S	108,589	983,816

		983,816
Electrical equipment (0.3%)
GrafTech International, Ltd. † S	63,500	663,575

Hubbell, Inc. Class B	2,676	220,181

		883,756
Electronic equipment, instruments, and components (0.7%)
TE Connectivity, Ltd. (Switzerland)	68,900	2,274,389

		2,274,389
Energy equipment and services (5.2%)
Cameron International Corp. †	70,000	3,518,900

Ensco PLC Class A (United Kingdom)	17,800	967,074

National Oilwell Varco, Inc.	44,000	3,181,200

Oil States International, Inc. †	50,900	3,700,430

Schlumberger, Ltd.	91,500	6,520,290

		17,887,894
Food and staples retail (0.6%)
Walgreen Co. S	56,800	2,065,248

		2,065,248
Food products (1.6%)
DE Master Blenders 1753 NV (Netherlands) †	28,719	332,828

Hershey Co. (The) S	29,300	2,101,982

Hillshire Brands Co.	21,960	562,396

Mead Johnson Nutrition Co.	34,000	2,480,640

		5,477,846
Health-care equipment and supplies (4.2%)
Baxter International, Inc.	85,000	4,973,350

Covidien PLC (Ireland)	91,000	5,085,080

GenMark Diagnostics, Inc. †	102,829	580,984

St. Jude Medical, Inc.	31,800	1,188,048

Stryker Corp. S	45,100	2,346,553

		14,174,015
Health-care providers and services (2.4%)
Aetna, Inc.	51,500	1,857,090

CIGNA Corp.	53,015	2,135,444

Express Scripts Holding Co. †	62,900	3,644,426

PSS World Medical, Inc. † S	26,200	547,318

		8,184,278

25

COMMON STOCKS (98.5%)* cont.	Shares	Value

Hotels, restaurants, and leisure (2.7%)
Las Vegas Sands Corp.	52,400	$1,908,408

McDonald’s Corp.	32,900	2,939,944

Starbucks Corp.	94,000	4,256,320

		9,104,672
Household products (1.5%)
Colgate-Palmolive Co.	31,000	3,328,160

Procter & Gamble Co. (The)	24,600	1,587,684

		4,915,844
Independent power producers and energy traders (0.6%)
Calpine Corp. †	112,800	1,927,752

		1,927,752
Industrial conglomerates (1.8%)
General Electric Co.	56,800	1,178,600

Tyco International, Ltd.	90,500	4,972,070

		6,150,670
Insurance (1.0%)
Aflac, Inc.	24,498	1,072,522

Aon PLC (United Kingdom)	45,600	2,243,520

		3,316,042
Internet and catalog retail (3.5%)
Amazon.com, Inc. †	22,900	5,342,570

HomeAway, Inc. † S	34,600	794,416

Priceline.com, Inc. †	8,650	5,724,051

		11,861,037
Internet software and services (4.4%)
Baidu, Inc. ADR (China) † S	30,800	3,712,016

eBay, Inc. †	83,400	3,694,620

Google, Inc. Class A †	11,635	7,364,606

		14,771,242
IT Services (2.1%)
Accenture PLC Class A	11,200	675,360

Total Systems Services, Inc.	83,300	1,970,045

Visa, Inc. Class A S	34,800	4,491,636

		7,137,041
Life sciences tools and services (1.7%)
Agilent Technologies, Inc. S	48,100	1,841,749

Bruker Corp. † S	56,529	668,173

Thermo Fisher Scientific, Inc.	59,500	3,312,365

		5,822,287
Machinery (2.7%)
Cummins, Inc.	23,200	2,224,880

Eaton Corp. S	68,500	3,003,040

Stanley Black & Decker, Inc.	30,200	2,020,078

Timken Co. S	49,721	1,799,900

		9,047,898
Media (3.0%)
Interpublic Group of Companies, Inc. (The)	268,300	2,648,121

News Corp. Class A S	112,000	2,578,240

Time Warner, Inc.	79,100	3,094,392

Walt Disney Co. (The) S	37,800	1,857,492

		10,178,245

26

COMMON STOCKS (98.5%)* cont.	Shares	Value

Metals and mining (0.7%)
Rio Tinto PLC (United Kingdom)	39,399	$1,820,512

Walter Energy, Inc.	13,500	463,050

		2,283,562
Multiline retail (1.9%)
Dollar General Corp. †	74,368	3,793,512

Nordstrom, Inc.	49,700	2,690,758

		6,484,270
Oil, gas, and consumable fuels (3.7%)
Anadarko Petroleum Corp.	50,200	3,485,888

BG Group PLC (United Kingdom)	74,603	1,466,404

Cabot Oil & Gas Corp. S	43,000	1,814,170

Cobalt International Energy, Inc. †	37,047	929,880

Noble Energy, Inc.	38,700	3,383,541

Suncor Energy, Inc. (Canada)	42,200	1,290,175

		12,370,058
Pharmaceuticals (1.4%)
Johnson & Johnson	28,900	2,000,458

Watson Pharmaceuticals, Inc. †	35,200	2,739,616

		4,740,074
Professional services (1.1%)
Nielsen Holdings NV †	65,700	1,872,450

Verisk Analytics, Inc. Class A †	33,300	1,673,325

		3,545,775
Real estate investment trusts (REITs) (1.5%)
American Campus Communities, Inc.	27,000	1,286,820

American Tower Corp. Class A	35,100	2,538,081

Prologis, Inc.	32,909	1,063,948

		4,888,849
Real estate management and development (0.6%)
CBRE Group, Inc. Class A †	129,600	2,019,168

		2,019,168
Road and rail (0.7%)
Hertz Global Holdings, Inc. †	109,100	1,228,466

Swift Transportation Co. †	153,397	1,273,195

		2,501,661
Semiconductors and semiconductor equipment (2.3%)
Advanced Micro Devices, Inc. † S	333,895	1,355,614

Avago Technologies, Ltd. (Singapore) S	62,315	2,305,655

Texas Instruments, Inc. S	95,900	2,612,316

Xilinx, Inc. S	42,800	1,386,720

		7,660,305
Software (5.7%)
Microsoft Corp.	162,667	4,793,796

Oracle Corp.	275,900	8,332,180

Salesforce.com, Inc. † S	18,800	2,337,968

SS&C Technologies Holdings, Inc. †	34,600	840,780

Synopsys, Inc. † S	55,800	1,690,182

VMware, Inc. Class A †	16,300	1,479,388

		19,474,294

27

COMMON STOCKS (98.5%)* cont.	Shares	Value

Specialty retail (1.7%)
Bed Bath & Beyond, Inc. † S	32,600	$1,986,970

TJX Cos., Inc. (The)	83,200	3,684,096

		5,671,066
Textiles, apparel, and luxury goods (1.0%)
Coach, Inc. S	41,700	2,057,061

PVH Corp.	14,648	1,163,491

		3,220,552
Tobacco (2.2%)
Lorillard, Inc.	15,800	2,032,512

Philip Morris International, Inc.	57,100	5,221,224

		7,253,736

Total common stocks (cost $284,991,738)		$331,642,242

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Nielsen Holdings NV $3.125 cv. pfd.	9,362	$513,740

United Technologies Corp. $3.75 cv. pfd. †	12,500	659,375

Total convertible preferred stocks (cost $1,182,821)		$1,173,115

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	163,930	$50,818

Total warrants (cost $165,569)				$50,818

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Baidu, Inc. (Put)	Aug-12/$85.00	30,800	$1,077

Total purchased options outstanding (cost $39,116)			$1,077

SHORT-TERM INVESTMENTS (15.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	44,224,865	$44,224,865

Putnam Money Market Liquidity Fund 0.13% [e]	7,024,511	7,024,511

U.S. Treasury Bills with an effective yield of 0.192%,
March 7, 2013 #	$119,000	118,901

U.S. Treasury Bills with an effective yield of 0.154%,
May 2, 2013 ##	12,000	11,986

U.S. Treasury Bills with an effective yield of 0.077%,
August 23, 2012 ##	55,000	54,997

U.S. Treasury Bills with effective yields ranging from
0.104% to 0.106%, January 10, 2013 # ##	107,000	106,940

Total short-term investments (cost $51,542,169)		$51,542,200

TOTAL INVESTMENTS

Total investments (cost $337,921,413)		$384,409,452

28

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through July 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $336,745,200.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $3,850,000 to cover certain derivatives contracts.

FUTURES CONTRACTS OUTSTANDING at 7/31/12

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

NASDAQ 100 Index E-Mini (Long)	16	$843,680	Sep-12	$18,765

Total				$18,765

WRITTEN OPTIONS OUTSTANDING at 7/31/12 (premiums received $13,552)

	Contract	Expiration date/
	amount	strike price	Value

Baidu, Inc. (Call)	30,800	Aug-12/$125.00	$60,245

Total			$60,245

29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$52,230,831	$—	$—

Consumer staples	28,560,921	—	—

Energy	28,791,548	1,466,404	—

Financials	20,243,177	—	—

Health care	35,461,488	—	—

Industrials	38,724,145	—	—

Information technology	105,576,923	—	—

Materials	15,854,725	1,820,512	—

Telecommunication services	983,816	—	—

Utilities	1,927,752	—	—

Total common stocks	328,355,326	3,286,916	—

Convertible preferred stocks	659,375	513,740	—

Purchased options outstanding	—	1,077	—

Warrants	50,818	—	—

Short-term investments	7,024,511	44,517,689	—

Totals by level	$336,090,030	$48,319,422	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$18,765	$—	$—

Written options	—	(60,245)	—

Totals by level	$18,765	$(60,245)	$—

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 7/31/12

ASSETS

Investment in securities, at value, including $42,171,247 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $286,672,037)	$333,160,076
Affiliated issuers (identified cost $51,249,376) (Notes 1 and 6)	51,249,376

Dividends, interest and other receivables	225,095

Receivable for shares of the fund sold	143,788

Receivable for investments sold	2,964,266

Receivable for variation margin (Note 1)	240

Total assets	387,742,841

LIABILITIES

Payable to custodian	381,979

Payable for investments purchased	5,071,976

Payable for shares of the fund repurchased	515,216

Payable for compensation of Manager (Note 2)	136,243

Payable for investor servicing fees (Note 2)	165,007

Payable for custodian fees (Note 2)	8,904

Payable for Trustee compensation and expenses (Note 2)	197,269

Payable for administrative services (Note 2)	704

Payable for distribution fees (Note 2)	89,352

Written options outstanding, at value (premiums received $13,552) (Notes 1 and 3)	60,245

Collateral on securities loaned, at value (Note 1)	44,224,865

Other accrued expenses	145,881

Total liabilities	50,997,641

Net assets	$336,745,200

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$318,348,318

Undistributed net investment income (Note 1)	936,449

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(28,999,857)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	46,460,290

Total — Representing net assets applicable to capital shares outstanding	$336,745,200

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($282,145,348 divided by 16,061,153 shares)	$17.57

Offering price per class A share (100/94.25 of $17.57)*	$18.64

Net asset value and offering price per class B share ($18,678,464 divided by 1,175,278 shares)**	$15.89

Net asset value and offering price per class C share ($13,098,813 divided by 813,340 shares)**	$16.10

Net asset value and redemption price per class M share ($4,587,628 divided by 278,991 shares)	$16.44

Offering price per class M share (100/96.50 of $16.44)*	$17.04

Net asset value, offering price and redemption price per class R share
($1,632,209 divided by 94,936 shares)	$17.19

Net asset value, offering price and redemption price per class R5 share
($10,126 divided by 559 shares)	$18.12***

Net asset value, offering price and redemption price per class R6 share
($10,126 divided by 559 shares)	$18.12***

Net asset value, offering price and redemption price per class Y share
($16,582,486 divided by 915,340 shares)	$18.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Year ended 7/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $66,879)	$4,818,742

Interest (including interest income of $4,065 from investments in affiliated issuers) (Note 6)	7,809

Securities lending (Note 1)	88,395

Total investment income	4,914,946

EXPENSES

Compensation of Manager (Note 2)	1,629,010

Investor servicing fees (Note 2)	1,105,521

Custodian fees (Note 2)	18,525

Trustee compensation and expenses (Note 2)	27,443

Administrative services (Note 2)	10,705

Distribution fees — Class A (Note 2)	695,114

Distribution fees — Class B (Note 2)	205,885

Distribution fees — Class C (Note 2)	130,131

Distribution fees — Class M (Note 2)	35,975

Distribution fees — Class R (Note 2)	7,583

Other	267,001

Total expenses	4,132,893

Expense reduction (Note 2)	(24,932)

Net expenses	4,107,961

Net investment income	806,985

Net realized gain on investments (Notes 1 and 3)	10,712,271

Net realized gain on swap contracts (Note 1)	141,225

Net realized gain on futures contracts (Note 1)	311,248

Net realized gain on foreign currency transactions (Note 1)	169,660

Net realized gain on written options (Notes 1 and 3)	226,877

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	9,501

Net unrealized depreciation of investments, futures contracts, swap contracts and written
options during the year	(5,632,717)

Net gain on investments	5,938,065

Net increase in net assets resulting from operations	$6,745,050

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income (loss)	$806,985	$(505,356)

Net realized gain on investments
and foreign currency transactions	11,561,281	35,663,562

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(5,623,216)	38,221,356

Net increase in net assets resulting from operations	6,745,050	73,379,562

Increase in capital from settlement payments (Note 8)	—	380,409

Redemption fees (Note 1)	3,236	1,793

Decrease from capital share transactions (Note 4)	(22,052,080)	(35,083,161)

Total increase (decrease) in net assets	(15,303,794)	38,678,603

NET ASSETS

Beginning of year	352,048,994	313,370,391

End of year (including undistributed net investment income
of $936,449 and $51,761, respectively)	$336,745,200	$352,048,994

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
July 31, 2012	$17.18	.05	.34	.39	—	—	—	— [d]	—	$17.57	2.27	$282,145	1.17	.32	56
July 31, 2011	13.82	(.01)	3.35 [e]	3.34	—	—	—	— [d]	.02 [f]	17.18	24.31 [e]	295,289	1.22	(.05)	68
July 31, 2010	12.24	(.02)	1.66 [g]	1.64	(.06)	— [d]	(.06)	— [d]	—	13.82	13.39 [g]	261,202	1.32 [h]	(.17) [h]	96
July 31, 2009	13.54	.05	(1.35) [i]	(1.30)	—	—	—	— [d]	— [d,j]	12.24	(9.60) [i]	254,606	1.27 [h]	.49 [h]	160
July 31, 2008	14.84	(.01)	(1.29)	(1.30)	—	—	—	— [d]	—	13.54	(8.76)	305,508	1.29 [h]	(.04) [h]	69

Class B
July 31, 2012	$15.66	(.06)	.29	.23	—	—	—	— [d]	—	$15.89	1.47	$18,678	1.92	(.43)	56
July 31, 2011	12.69	(.12)	3.07 [e]	2.95	—	—	—	— [d]	.02 [f]	15.66	23.40 [e]	24,683	1.97	(.80)	68
July 31, 2010	11.28	(.11)	1.52 [g]	1.41	—	—	—	— [d]	—	12.69	12.50 [g]	28,983	2.07 [h]	(.91) [h]	96
July 31, 2009	12.57	(.02)	(1.27) [i]	(1.29)	—	—	—	— [d]	— [d,j]	11.28	(10.26) [i]	37,357	2.02 [h]	(.20) [h]	160
July 31, 2008	13.89	(.11)	(1.21)	(1.32)	—	—	—	— [d]	—	12.57	(9.50)	73,688	2.04 [h]	(.81) [h]	69

Class C
July 31, 2012	$15.87	(.07)	.30	.23	—	—	—	— [d]	—	$16.10	1.45	$13,099	1.92	(.43)	56
July 31, 2011	12.86	(.12)	3.11 [e]	2.99	—	—	—	— [d]	.02 [f]	15.87	23.41 [e]	13,781	1.97	(.80)	68
July 31, 2010	11.43	(.12)	1.55 [g]	1.43	—	—	—	— [d]	—	12.86	12.51 [g]	12,321	2.07 [h]	(.92) [h]	96
July 31, 2009	12.74	(.02)	(1.29) [i]	(1.31)	—	—	—	— [d]	— [d,j]	11.43	(10.28) [i]	12,159	2.02 [h]	(.25) [h]	160
July 31, 2008	14.07	(.11)	(1.22)	(1.33)	—	—	—	— [d]	—	12.74	(9.45)	16,311	2.04 [h]	(.79) [h]	69

Class M
July 31, 2012	$16.17	(.03)	.30	.27	—	—	—	— [d]	—	$16.44	1.67	$4,588	1.67	(.18)	56
July 31, 2011	13.07	(.09)	3.17 [e]	3.08	—	—	—	— [d]	.02 [f]	16.17	23.72 [e]	5,271	1.72	(.55)	68
July 31, 2010	11.58	(.09)	1.58 [g]	1.49	— [d]	— [d]	— [d]	— [d]	—	13.07	12.88 [g]	4,460	1.82 [h]	(.67) [h]	96
July 31, 2009	12.88	— [d]	(1.30) [i]	(1.30)	—	—	—	— [d]	— [d,j]	11.58	(10.09) [i]	4,470	1.77 [h]	— [h,k]	160
July 31, 2008	14.19	(.08)	(1.23)	(1.31)	—	—	—	— [d]	—	12.88	(9.23)	5,675	1.79 [h]	(.54) [h]	69

Class R
July 31, 2012	$16.86	.01	.32	.33	—	—	—	— [d]	—	$17.19	1.96	$1,632	1.42	.06	56
July 31, 2011	13.59	(.05)	3.30 [e]	3.25	—	—	—	— [d]	.02 [f]	16.86	24.06 [e]	630	1.47	(.31)	68
July 31, 2010	12.05	(.06)	1.64 [g]	1.58	(.04)	— [d]	(.04)	— [d]	—	13.59	13.08 [g]	241	1.57 [h]	(.43) [h]	96
July 31, 2009	13.36	.02	(1.33) [i]	(1.31)	—	—	—	— [d]	— [d,j]	12.05	(9.81) [i]	183	1.52 [h]	.22 [h]	160
July 31, 2008	14.68	(.04)	(1.28)	(1.32)	—	—	—	— [d]	—	13.36	(8.99)	172	1.54 [h]	(.30) [h]	69

Class R5
July 31, 2012†	$17.89	— [d]	.23	.23	—	—	—	—	—	$18.12	1.29*	$10	.06*	(.01)*	56

Class R6
July 31, 2012†	$17.89	— [d]	.23	.23	—	—	—	—	—	$18.12	1.29*	$10	.05*	—*[k]	56

Class Y
July 31, 2012	$17.68	.10	.34	.44	—	—	—	— [d]	—	$18.12	2.49	$16,582.92		.57	56
July 31, 2011	14.18	.03	3.45 [e]	3.48	—	—	—	— [d]	.02 [f]	17.68	24.68 [e]	12,395.97		.19	68
July 31, 2010	12.55	.01	1.71 [g]	1.72	(.09)	— [d]	(.09)	— [d]	—	14.18	13.69 [g]	6,163	1.07 [h]	.08 [h]	96
July 31, 2009	13.85	.08	(1.38) [i]	(1.30)	—	—	—	— [d]	— [d,j]	12.55	(9.39) [i]	5,638	1.02 [h]	.73 [h]	160
July 31, 2008	15.14	.03	(1.32)	(1.29)	—	—	—	— [d]	—	13.85	(8.52)	6,084	1.04 [h]	.21 [h]	69

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on January 19, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 28, 2009:

Per share

Class A	$0.09

Class B	0.09

Class C	0.09

Class M	0.09

Class R	0.09

Class Y	0.10

This payment resulted in an increase to total returns of 0.74% for the year ended July 31, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.05%

July 31, 2009	0.25

July 31, 2008	0.16

The accompanying notes are an integral part of these financial statements.

36

Financial highlights (Continued)

i Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.44

Class B	0.41

Class C	0.41

Class M	0.42

Class R	0.43

Class Y	0.45

This payment resulted in an increase to total returns of 3.25% for the year ended July 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

37

Notes to financial statements 7/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through July 31, 2012.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

38

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move

39

unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 36,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 40 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,400,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to rates of inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

40

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $800,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $59,168 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $110,960.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $42,474,434. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $44,224,865.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $28,849,740 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$18,257,846	N/A	$18,257,846	July 31, 2017

10,591,894	N/A	10,591,894	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, income on swap contracts and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $77,703 to increase undistributed net investment income, $8,954 to decrease paid-in-capital and $68,749 to increase to accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$63,651,165
Unrealized depreciation	(17,294,478)

Net unrealized appreciation	46,356,687
Undistributed ordinary income	937,017
Capital loss carryforward	(28,849,740)
Cost for federal income tax purposes	$338,052,765

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

42

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.566% of the fund’s average net assets before a decrease of $247,085 (0.075% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s

43

average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,259 under the expense offset arrangements and by $23,673 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $264, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $39,863 and $516 from the sale of class A and class M shares, respectively, and received $20,045 and $126 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $186,404,246 and $207,784,865, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	89,133	$41,893

Options opened	335,141	217,308
Options exercised	(3,305)	(53,211)
Options expired	(98,419)	(140,163)
Options closed	(291,750)	(52,275)

Written options outstanding at the
end of the reporting period	30,800	$13,552

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Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	1,403,801	$23,360,628	1,488,558	$23,848,191

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	1,403,801	23,360,628	1,488,558	23,848,191

Shares repurchased	(2,526,147)	(42,215,617)	(3,205,857)	(51,750,487)

Net decrease	(1,122,346)	$(18,854,989)	(1,717,299)	$(27,902,296)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	128,259	$1,958,559	132,655	$1,987,038

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	128,259	1,958,559	132,655	1,987,038

Shares repurchased	(528,881)	(8,091,084)	(840,365)	(12,483,566)

Net decrease	(400,622)	$(6,132,525)	(707,710)	$(10,496,528)

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	96,787	$1,476,645	74,208	$1,148,051

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	96,787	1,476,645	74,208	1,148,051

Shares repurchased	(151,677)	(2,327,040)	(163,972)	(2,488,386)

Net decrease	(54,890)	$(850,395)	(89,764)	$(1,340,335)

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	16,915	$267,865	29,391	$474,269

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	16,915	267,865	29,391	474,269

Shares repurchased	(63,972)	(1,034,307)	(44,701)	(687,145)

Net decrease	(47,057)	$(766,442)	(15,310)	$(212,876)

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	84,805	$1,329,463	24,332	$402,204

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	84,805	1,329,463	24,332	402,204

Shares repurchased	(27,234)	(461,463)	(4,707)	(76,503)

Net increase	57,571	$868,000	19,625	$325,701

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	For the period 7/3/12 (commencement of
	operations) to 7/31/12

Class R5	Shares	Amount

Shares sold	559	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	559	10,000

Shares repurchased	—	—

Net increase	559	$10,000

	For the period 7/3/12 (commencement of
	operations) to 7/31/12

Class R6	Shares	Amount

Shares sold	559	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	559	10,000

Shares repurchased	—	—

Net increase	559	$10,000

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	455,570	$7,977,468	366,964	$6,258,694

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	455,570	7,977,468	366,964	6,258,694

Shares repurchased	(241,351)	(4,313,197)	(100,468)	(1,715,521)

Net increase	214,219	$3,664,271	266,496	$4,543,173

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	559	100%	$10,126

Class R6	559	100	10,126

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments,
	Receivables, Net
	assets — Unrealized
Equity contracts	appreciation	$70,660*	Payables	$60,245

Total		$70,660		$60,245

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

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The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$175,899	$—	$175,899

Equity contracts	62,046	311,248	—	141,225	$514,519

Total	$62,046	$311,248	$175,899	$141,225	$690,418

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$—	$9,230	$—	$9,230

Equity contracts	89,602	(63,933)	18,765	—	40,971	$85,405

Total	$89,602	$(63,933)	$18,765	$9,230	$40,971	$94,635

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,065 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $63,175,574 and $56,675,562, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $373,726 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $6,683 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

47

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

48

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allow able, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

52

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Michael J. Higgins
Putnam Investment	Katinka Domotorffy	Vice President and Treasurer
Management, LLC	John A. Hill
One Post Office Square	Paul L. Joskow	Janet C. Smith
Boston, MA 02109	Elizabeth T. Kennan	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Manager	Robert E. Patterson	and Assistant Treasurer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Susan G. Malloy
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Assistant Treasurer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Mark C. Trenchard
Custodian	Executive Vice President,	Vice President and
State Street Bank	Principal Executive Officer, and	BSA Compliance Officer
and Trust Company	Compliance Liaison
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk, and
Ropes & Gray LLP	Vice President and	Associate Treasurer
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Robert T. Burns	Vice President, Proxy
KPMG LLP	Vice President and	Manager, Assistant Clerk, and
	Chief Legal Officer	Associate Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Liaquat Ahamed	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN061
276196 9/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2012	$45,752	$--	$4,100	$ —
July 31, 2011	$40,888	$--	$4,000	$ —

For the fiscal years ended July 31, 2012 and July 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $4,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2012	$ —	$ —	$ —	$ —

July 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — July 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PNRAX

Putnam Research Fund

Annual report
7|31|12

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Annual report
7 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	20

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Building a portfolio of best ideas

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, research is used by investment managers to assess whether a company’s stock is undervalued, overvalued, or on target at its current price.

One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and across the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s equity analysts gather information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: It represents the select stock picks of Putnam’s large-cap equity analysts, incorporated into a single portfolio that can include both growth- and value-style stocks.

Putnam’s research analysts specialize in sectors and industries

Consumer staples Broadcasting, lodging/tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/software, semiconductors, services

Materials Gold, metals, paper products/packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

What factors caused Putnam Research Fund to underperform its benchmark during the 12-month period ending July 31, 2012?

Stock selection within the energy and health-care sectors detracted from the fund’s performance relative to its benchmark. Also, not having exposure to stronger-performing mega-cap, high-dividend-paying stocks hindered benchmark-relative performance.

How would you characterize market sentiment?

The year was generally marked by high volatility as investors were alternately comfortable with and wary of risk assets. A substantial rally in September 2011, for example, was followed by a sharp pullback, before giving way to renewed optimism late in the year. The rebound, driven by the introduction of LTROs [long-term refinancing operations] in Europe, helped more cyclical and out-of-favor stocks to bounce back, which led to strong performance for those stocks in the first quarter of 2012.

However, as concerns re-emerged over northern European governments’ ability to continue supporting peripheral European economies, the market became risk averse once again, and more defensive sectors and stocks tended to outperform. In fact, during the second quarter of 2012, the defensive sectors of the S&P 500 Index (consumer

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

staples, health care, telecommunications, and utilities) delivered positive performance, while more cyclical sectors ended the three-month period in negative territory.

The final month of the period saw the markets rise once again, as investors were heartened by policy developments in Europe and expectations of the same in China. Investor optimism also was buoyed by hopeful economic signs in the United States within sectors like housing.

Do you expect developments in U.S. housing will continue to lend support to markets?

U.S. housing was an important theme as the sector moved from stabilization to recovery, and we believe it will continue to serve as a rallying point for investors. Inventory levels remain depressed, affordability levels are exceptionally attractive, and buyers appear to be getting off the fence. This has helped housing sales data to improve, and prices have begun to rebound off depressed levels. Many companies directly or indirectly tied to U.S. housing have experienced fundamental improvements, while optimism in housing holds important implications for broad investor sentiment.

Which holdings held performance back?

The largest detractor from returns was the stock of First Solar, a low-cost manufacturer of utility-scale solar facilities. The stock sold off aggressively in 2011, as the market realized that government subsidies would be increasingly hard to secure throughout the developed markets. Nevertheless, we remain cautiously optimistic on the company’s long-term potential.

Pharmaceutical-maker Dendreon suffered as a result of problems with the sales of its new cancer-fighting drug, Provenge. Much heralded by the market, Provenge is the first cancer vaccine used specifically for prostate cancer. The drug has a complex

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time. Due to rounding, allocations may not add up to 100%.

delivery method, however, involving multiple doctor visits and blood-work sessions. Management and industry analysts — ourselves included — underestimated these logistical hurdles in terms of how much they would challenge the product’s commercial distribution. We continue to hold the stock, however, in the belief that management will eventually be able to boost sales and improve stock performance.

Another detractor was Newfield Exploration, a Texas-based oil and natural gas exploration and production company. The stock suffered when the company missed analysts’ targets for profit and earnings in the third quarter. In addition, Newfield lowered its oil production estimate for 2011 overall, which dampened expectations for the stock. We sold the stock from the portfolio in the first half of the fund’s fiscal year.

Which holdings contributed to performance?

Brazilian airplane manufacturer Embraer, an out-of-benchmark selection, was the top contributor to fund performance. The stock benefited from continued market share gains. Embraer became a significant manufacturer of regional jets in the 1990s. Embraer also entered the business-jet market and continues to grow its product line. Finally, we believe that the company is well positioned to benefit from growth opportunities in the Brazilian defense industry.

The stock of the small biotechnology firm, Affymax, performed well after the company received FDA approval in March for its first drug, Omontys. The drug is used for the management of anemia in dialysis patients. A

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/12. Options and short-term holdings are excluded. Holdings will vary over time.

small company, Affymax has entered an area dominated by pharmaceutical giant Amgen. Because the cost of Affymax’s product is so much lower — and the convenience of its anemia treatment appears to be greater than Amgen’s — Affymax is poised to make substantial market gains, in our opinion. We continue to hold the stock in the portfolio.

The stock of lodging and tourism company Wyndham Worldwide was also among the top contributors. Wyndham operates hotels and timeshare properties. The stock declined sharply in the volatile markets of 2011, but has since dramatically recovered. Surprisingly, the timeshare business has outperformed expectations, as consumers still want to travel, and Wyndham has gained market share.

We believe that the company has solid business fundamentals, generates a lot of cash, and has a management team that uses that cash wisely. Wyndham’s management took advantage of its stock declines by both aggressively increasing the dividend payout ratio and repurchasing the company’s stock — opportunistically, as when management bought back 2% of outstanding shares during two weeks in the fall of 2011, as well as consistently over the past two years.

What is your outlook for the market?

After the end of the second calendar quarter of 2012, the European Central Bank [ECB] became more aggressive in its support of the euro, stepping up efforts to provide a more credible backstop for European countries under stress. While we expect there will be continued turbulence as we cycle between ECB and governmental support on the one hand and pressure on weaker European economies to institute fiscal reforms on the other, it appears likely to us that the ECB’s measures will buy time and lessen the risk of an economic meltdown in the near term.

This strengthens our conviction in the value of focusing on the fundamental picture of U.S. corporate health, which appears to

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

be strong despite the dampening effect of European weakness on second-quarter business activity. On balance, we see encouraging signs that fundamentals may stabilize and even improve from their current position at the end of the period. Combined with continued low valuation data, this suggests, in our opinion, that stocks have a fairly healthy backdrop for extending their latest rally.

Thank you, Aaron, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully.

IN THE NEWS

Despite an unsteady economic recovery, corporate earnings have continued to surprise on the upside. Through early August, nearly two thirds of the S&P 500 companies that had reported second-quarter earnings beat consensus estimates. That rate is slightly higher than the 10-year average of 62%, according to research by S&P Capital IQ. Some market watchers worry that a number of headwinds could derail the streak of higher corporate profits that began in 2009, including a strengthening U.S. dollar and a potentially deteriorating situation in Europe. Analysts currently expect S&P 500 earnings in the third quarter to be slightly lower than those recorded a year ago. But for now, the second quarter of 2012 could mark the 10th straight quarter of higher earnings for the S&P 500.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.74%	6.37%	5.91%	5.91%	5.94%	5.94%	6.21%	5.99%	6.48%	6.94%

10 years	66.15	56.57	54.04	54.04	54.11	54.11	57.97	52.38	62.12	70.29
Annual average	5.21	4.59	4.42	4.42	4.42	4.42	4.68	4.30	4.95	5.47

5 years	1.35	–4.47	–2.46	–4.41	–2.45	–2.45	–1.16	–4.59	0.08	2.59
Annual average	0.27	–0.91	–0.50	–0.90	–0.49	–0.49	–0.23	–0.94	0.02	0.51

3 years	44.35	36.01	41.15	38.15	41.15	41.15	42.21	37.18	43.28	45.39
Annual average	13.02	10.80	12.17	11.37	12.17	12.17	12.45	11.11	12.74	13.29

1 year	6.37	0.24	5.50	0.50	5.51	4.51	5.78	2.09	6.06	6.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 7/31/12

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average
(life of fund)	7.20%	6.54%

10 years	84.88	73.44
Annual average	6.34	5.58

5 years	5.78	0.59
Annual average	1.13	0.03

3 years	48.64	38.83
Annual average	14.13	11.50

1 year	9.13	5.43

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/12, there were 971, 878, 766, 501, and 163 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,404 and $15,411, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,238. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,212 and $17,029, respectively.

Fund price and distribution information For the 12-month period ended 7/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	1	1		1	1

Income	$0.135		—	$0.023	$0.058		$0.105	$0.174

Capital gains	—		—	—	—		—	—

Total	$0.135		—	$0.023	$0.058		$0.105	$0.174

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$15.51	$16.46	$14.54	$14.60	$14.94	$15.48	$15.44	$15.62

7/31/12	16.35	17.35	15.34	15.38	15.74	16.31	16.26	16.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.69%	6.32%	5.85%	5.85%	5.89%	5.89%	6.16%	5.93%	6.43%	6.89%

10 years	49.28	40.69	38.29	38.29	38.30	38.30	41.93	36.98	45.53	52.93
Annual average	4.09	3.47	3.29	3.29	3.30	3.30	3.56	3.20	3.82	4.34

5 years	–3.37	–8.94	–7.04	–8.90	–7.01	–7.01	–5.75	–9.03	–4.59	–2.14
Annual average	–0.68	–1.86	–1.45	–1.85	–1.44	–1.44	–1.18	–1.88	–0.94	–0.43

3 years	52.96	44.15	49.48	46.48	49.42	49.42	50.56	45.26	51.72	54.02
Annual average	15.22	12.96	14.34	13.57	14.32	14.32	14.61	13.25	14.91	15.49

1 year	2.82	–3.12	1.95	–3.05	1.98	0.98	2.25	–1.31	2.50	3.07

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/11	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Annualized expense ratio for the six-month period
ended 7/31/12*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2012, to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.38	$10.18	$10.18	$8.91	$7.64	$5.10

Ending value (after expenses)	$1,051.50	$1,047.10	$1,047.00	$1,048.60	$1,049.70	$1,051.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2012, use the following calculation method. To find the value of your investment on February 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.27	$10.02	$10.02	$8.77	$7.52	$5.02

Ending value (after expenses)	$1,018.65	$1,014.92	$1,014.92	$1,016.16	$1,017.40	$1,019.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 1,064, 956 and 825 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2012

The fund’s portfolio 7/31/12

COMMON STOCKS (97.8%)*	Shares	Value

Aerospace and defense (4.0%)
Embraer SA ADR (Brazil)	22,682	$575,669

Honeywell International, Inc.	48,075	2,790,754

L-3 Communications Holdings, Inc.	28,181	1,997,751

Northrop Grumman Corp. S	10,925	723,235

Precision Castparts Corp.	5,243	815,601

Raytheon Co.	2,024	112,292

United Technologies Corp. S	18,741	1,395,080

		8,410,382
Air freight and logistics (0.9%)
C.H. Robinson Worldwide, Inc.	2,174	114,896

Expeditors International of Washington, Inc.	2,606	92,695

FedEx Corp.	6,265	565,730

United Parcel Service, Inc. Class B	16,052	1,213,692

		1,987,013
Airlines (0.1%)
Delta Air Lines, Inc. †	7,593	73,272

Southwest Airlines Co. S	5,797	53,274

		126,546
Auto components (0.7%)
American Axle & Manufacturing Holdings, Inc. † S	7,421	80,073

BorgWarner, Inc. † S	1,467	98,436

Goodyear Tire & Rubber Co. (The) †	5,989	68,574

Johnson Controls, Inc.	49,248	1,213,963

		1,461,046
Automobiles (0.3%)
Ford Motor Co.	64,505	596,026

Tesla Motors, Inc. † S	2,326	63,779

		659,805
Beverages (1.3%)
Beam, Inc.	6,254	393,252

Coca-Cola Co. (The)	5,842	472,034

Coca-Cola Enterprises, Inc.	45,668	1,338,986

PepsiCo, Inc.	6,381	464,090

		2,668,362
Biotechnology (1.1%)
Affymax, Inc. † S	24,826	402,926

Amgen, Inc.	10,124	836,242

Celgene Corp. †	3,749	256,657

Dendreon Corp. † S	27,013	128,582

Gilead Sciences, Inc. †	6,454	350,646

United Therapeutics Corp. † S	7,128	390,472

		2,365,525
Building products (0.4%)
Fortune Brands Home & Security, Inc. †	16,523	365,489

Owens Corning, Inc. † S	15,757	423,233

		788,722

COMMON STOCKS (97.8%)* cont.	Shares	Value

Capital markets (1.4%)
Ameriprise Financial, Inc.	4,455	$230,413

BlackRock, Inc.	1,132	192,734

Blackstone Group LP (The)	3,803	52,672

Charles Schwab Corp. (The) S	26,213	331,070

E*Trade Financial Corp. †	4,089	31,199

Franklin Resources, Inc.	2,672	307,146

Invesco, Ltd.	10,921	241,682

KKR & Co. LP	4,338	60,689

Legg Mason, Inc.	3,135	76,870

Morgan Stanley	24,511	334,820

State Street Corp. S	24,672	996,255

T. Rowe Price Group, Inc.	2,482	150,782

		3,006,332
Chemicals (2.3%)
Air Products & Chemicals, Inc.	7,678	617,542

Airgas, Inc.	3,200	253,824

Albemarle Corp.	2,000	116,440

Celanese Corp. Ser. A	3,000	114,390

CF Industries Holdings, Inc.	1,143	223,754

Dow Chemical Co. (The)	19,700	566,966

E.I. du Pont de Nemours & Co.	12,200	606,340

Eastman Chemical Co.	4,500	235,260

FMC Corp. S	2,340	127,998

Monsanto Co.	10,250	877,605

Mosaic Co. (The)	5,501	319,663

PPG Industries, Inc.	2,572	281,531

Tronox, Ltd. Class A † S	22,765	527,465

		4,868,778
Commercial banks (2.4%)
BB&T Corp.	11,779	369,507

Comerica, Inc.	3,275	98,938

Fifth Third Bancorp	15,464	213,712

First Horizon National Corp.	4,186	34,451

KeyCorp	16,356	130,521

PNC Financial Services Group, Inc.	8,886	525,163

Regions Financial Corp.	23,771	165,446

SunTrust Banks, Inc.	8,952	211,715

U.S. Bancorp	4,156	139,226

Wells Fargo & Co.	91,060	3,078,739

Zions Bancorp.	3,159	57,494

		5,024,912
Commercial services and supplies (0.3%)
Iron Mountain, Inc.	3,343	107,678

Republic Services, Inc.	8,153	235,866

Waste Management, Inc. S	6,278	215,963

		559,507

COMMON STOCKS (97.8%)* cont.	Shares	Value

Communications equipment (1.8%)
Cisco Systems, Inc.	88,486	$1,411,352

F5 Networks, Inc. † S	749	69,942

Juniper Networks, Inc. † S	5,655	99,132

Motorola Solutions, Inc.	4,600	222,364

Qualcomm, Inc.	31,920	1,904,986

		3,707,776
Computers and peripherals (6.1%)
Apple, Inc. †	16,180	9,882,097

EMC Corp. †	23,310	610,955

Hewlett-Packard Co. S	52,159	951,380

NetApp, Inc. †	5,736	187,395

SanDisk Corp. † S	28,406	1,168,339

		12,800,166
Construction and engineering (0.1%)
Fluor Corp.	4,553	225,738

		225,738
Consumer finance (1.2%)
American Express Co.	17,116	987,764

Capital One Financial Corp. S	18,282	1,032,750

Discover Financial Services	8,929	321,087

SLM Corp.	8,146	130,255

		2,471,856
Distributors (—%)
Genuine Parts Co.	1,252	80,166

		80,166
Diversified financial services (3.3%)
Bank of America Corp.	124,304	912,391

Citigroup, Inc.	81,153	2,201,681

CME Group, Inc.	3,995	208,179

IntercontinentalExchange, Inc. †	482	63,248

JPMorgan Chase & Co.	88,385	3,181,860

Leucadia National Corp.	2,539	55,046

Moody’s Corp.	3,288	133,263

Nasdaq OMX Group, Inc. (The) S	5,155	117,019

NYSE Euronext	6,961	177,366

		7,050,053
Diversified telecommunication services (3.0%)
AT&T, Inc.	96,900	3,674,448

CenturyLink, Inc.	10,700	444,478

Verizon Communications, Inc.	50,100	2,261,514

		6,380,440
Electric utilities (2.2%)
American Electric Power Co., Inc. S	13,267	560,398

Duke Energy Corp.	10,864	736,362

Edison International	10,080	465,494

Exelon Corp.	10,885	425,821

FirstEnergy Corp. S	6,837	343,354

NextEra Energy, Inc.	8,640	612,576

Southern Co. (The)	20,878	1,005,276

XCEL Energy, Inc.	16,321	478,205

		4,627,486

COMMON STOCKS (97.8%)* cont.	Shares	Value

Electrical equipment (—%)
GrafTech International, Ltd. † S	3,190	$33,336

		33,336
Electronic equipment, instruments, and components (0.4%)
Corning, Inc. S	11,839	135,083

TE Connectivity, Ltd. (Switzerland)	22,874	755,071

		890,154
Energy equipment and services (2.2%)
Baker Hughes, Inc.	6,000	277,920

Cameron International Corp. †	9,100	457,457

Diamond Offshore Drilling, Inc.	900	58,878

Ensco PLC Class A (United Kingdom)	1,100	59,770

Halliburton Co.	26,100	864,693

Nabors Industries, Ltd. †	20,300	280,952

National Oilwell Varco, Inc.	9,400	679,620

Noble Corp. (Switzerland)	1,400	51,800

Rowan Cos. PLC †	1,500	52,695

Schlumberger, Ltd.	26,600	1,895,516

		4,679,301
Food and staples retail (1.8%)
Costco Wholesale Corp.	4,841	465,607

CVS Caremark Corp.	19,012	860,293

Walgreen Co. S	18,592	676,005

Wal-Mart Stores, Inc. S	23,365	1,739,057

		3,740,962
Food products (1.7%)
Archer Daniels-Midland Co.	7,966	207,833

Bunge, Ltd. S	682	44,855

Dean Foods Co. †	8,441	104,415

General Mills, Inc.	10,044	388,703

Hershey Co. (The) S	4,834	346,791

Hillshire Brands Co.	4,491	115,015

Hormel Foods Corp.	2,319	64,723

JM Smucker Co. (The)	1,915	147,072

Kraft Foods, Inc. Class A	31,590	1,254,439

McCormick & Co., Inc. Class A (Non Voting Shares)	3,039	185,014

Mead Johnson Nutrition Co.	7,500	547,200

Tyson Foods, Inc. Class A	4,876	73,189

		3,479,249
Health-care equipment and supplies (1.8%)
Baxter International, Inc.	15,801	924,517

Boston Scientific Corp. † S	33,307	172,197

CareFusion Corp. †	9,656	235,703

Covidien PLC (Ireland)	15,018	839,206

Edwards Lifesciences Corp. †	983	99,480

Intuitive Surgical, Inc. †	460	221,490

Medtronic, Inc.	6,169	243,182

St. Jude Medical, Inc.	10,820	404,235

Stryker Corp.	5,377	279,765

Zimmer Holdings, Inc.	5,191	305,906

		3,725,681

COMMON STOCKS (97.8%)* cont.	Shares	Value

Health-care providers and services (1.8%)
Aetna, Inc.	10,809	$389,773

AmerisourceBergen Corp.	7,594	301,482

Catamaran Corp. (Canada) †	3,076	259,953

CIGNA Corp.	8,455	340,567

Express Scripts Holding Co. †	18,408	1,066,560

McKesson Corp.	4,731	429,244

UnitedHealth Group, Inc.	21,754	1,111,412

		3,898,991
Hotels, restaurants, and leisure (1.6%)
Las Vegas Sands Corp.	9,308	338,997

McDonald’s Corp.	20,396	1,822,587

Vail Resorts, Inc. S	10,031	497,939

Wyndham Worldwide Corp.	13,894	723,183

		3,382,706
Household durables (0.7%)
D.R. Horton, Inc. S	23,716	418,113

Newell Rubbermaid, Inc.	57,971	1,023,188

SodaStream International, Ltd. (Israel) † S	2,084	81,297

		1,522,598
Household products (2.0%)
Colgate-Palmolive Co. S	11,024	1,183,537

Energizer Holdings, Inc. † S	3,037	236,187

Procter & Gamble Co. (The)	42,884	2,767,733

		4,187,457
Independent power producers and energy traders (0.2%)
AES Corp. (The) † S	22,853	275,607

Calpine Corp. †	6,703	114,554

		390,161
Industrial conglomerates (2.5%)
General Electric Co.	172,832	3,586,264

Tyco International, Ltd.	32,126	1,765,002

		5,351,266
Insurance (3.5%)
ACE, Ltd.	7,570	556,395

Aflac, Inc.	20,411	893,594

Allstate Corp. (The) S	12,710	435,953

Aon PLC (United Kingdom)	8,591	422,677

Assured Guaranty, Ltd. (Bermuda)	24,931	298,673

Berkshire Hathaway, Inc. Class B †	14,196	1,204,389

Chubb Corp. (The) S	6,554	476,410

Everest Re Group, Ltd.	1,668	169,636

Hartford Financial Services Group, Inc. (The) S	22,893	376,590

Marsh & McLennan Cos., Inc.	13,190	438,040

MetLife, Inc.	25,619	788,297

Prudential Financial, Inc.	9,266	447,362

Travelers Cos., Inc. (The)	8,640	541,296

XL Group PLC	15,848	327,261

		7,376,573

COMMON STOCKS (97.8%)* cont.	Shares	Value

Internet and catalog retail (1.4%)
Amazon.com, Inc. †	6,144	$1,433,395

HomeAway, Inc. † S	11,569	265,624

Priceline.com, Inc. †	1,902	1,258,629

		2,957,648
Internet software and services (1.8%)
Baidu, Inc. ADR (China) † S	2,557	308,170

eBay, Inc. †	15,680	694,624

Google, Inc. Class A †	4,051	2,564,161

Yahoo!, Inc. †	20,734	328,427

		3,895,382
IT Services (3.3%)
Automatic Data Processing, Inc.	8,229	465,350

Computer Sciences Corp.	2,652	65,292

Fidelity National Information Services, Inc.	13,539	425,666

Fiserv, Inc. †	2,373	166,418

IBM Corp.	16,132	3,161,549

MasterCard, Inc. Class A	2,012	878,379

Total Systems Services, Inc.	2,772	65,558

Visa, Inc. Class A S	11,329	1,462,234

Western Union Co. (The) S	10,423	181,673

		6,872,119
Leisure equipment and products (0.5%)
Hasbro, Inc. S	27,813	996,262

		996,262
Life sciences tools and services (0.5%)
Agilent Technologies, Inc.	9,279	355,293

Thermo Fisher Scientific, Inc.	11,253	626,455

		981,748
Machinery (1.4%)
Cummins, Inc.	8,939	857,250

Eaton Corp. S	17,204	754,223

Joy Global, Inc. S	2,472	128,396

Pall Corp.	1,582	84,495

Parker Hannifin Corp.	1,720	138,150

Stanley Black & Decker, Inc. S	12,234	818,332

Xylem, Inc.	3,177	76,184

		2,857,030
Media (3.2%)
Comcast Corp. Class A S	49,100	1,598,205

DIRECTV Class A †	12,500	620,750

Interpublic Group of Companies, Inc. (The) S	50,323	496,688

News Corp. Class A S	46,558	1,071,765

Time Warner Cable, Inc.	5,503	467,370

Time Warner, Inc. S	39,664	1,551,656

Walt Disney Co. (The) S	20,830	1,023,586

		6,830,020

COMMON STOCKS (97.8%)* cont.	Shares	Value

Metals and mining (0.7%)
Alcoa, Inc. S	9,608	$81,380

Allegheny Technologies, Inc.	1,794	53,874

Cliffs Natural Resources, Inc. S	3,200	130,848

First Quantum Minerals, Ltd. (Canada)	2,161	39,240

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	14,255	479,966

Goldcorp, Inc. (Canada)	508	18,308

Newmont Mining Corp.	8,234	366,166

Nucor Corp.	5,324	208,701

		1,378,483
Multiline retail (1.3%)
Dollar General Corp. †	7,517	383,442

Macy’s, Inc.	19,031	682,071

Nordstrom, Inc.	12,807	693,371

Target Corp.	15,592	945,655

		2,704,539
Multi-utilities (1.0%)
Ameren Corp.	8,785	300,535

Consolidated Edison, Inc.	3,748	241,746

Dominion Resources, Inc.	11,944	648,679

National Grid PLC ADR (United Kingdom) S	3,342	173,450

PG&E Corp.	5,190	239,570

SCANA Corp.	4,835	237,737

Sempra Energy	2,617	184,263

		2,025,980
Office electronics (0.1%)
Xerox Corp. S	22,314	154,636

		154,636
Oil, gas, and consumable fuels (8.6%)
Anadarko Petroleum Corp.	23,993	1,666,074

Chevron Corp.	21,236	2,327,041

CONSOL Energy, Inc. S	4,972	144,089

EOG Resources, Inc.	8,663	849,061

EXCO Resources, Inc.	23,565	165,898

Exxon Mobil Corp.	85,518	7,427,238

Marathon Oil Corp. S	63,740	1,687,198

Noble Energy, Inc.	15,565	1,360,848

Northern Tier Energy LP †	19,700	303,971

Occidental Petroleum Corp.	39	3,394

Peabody Energy Corp.	1,864	38,920

Southwestern Energy Co. † S	45,603	1,516,300

Spectra Energy Corp.	17,000	521,730

		18,011,762
Paper and forest products (0.3%)
International Paper Co. S	10,830	355,332

MeadWestvaco Corp.	13,509	383,656

		738,988
Personal products (0.6%)
Avon Products, Inc.	85,446	1,323,559

		1,323,559

COMMON STOCKS (97.8%)* cont.	Shares	Value

Pharmaceuticals (6.5%)
Abbott Laboratories	21,845	$1,448,542

Auxilium Pharmaceuticals, Inc. † S	15,359	413,771

Bristol-Myers Squibb Co.	10,590	377,004

Johnson & Johnson	56,973	3,943,671

Merck & Co., Inc.	68,410	3,021,670

Pfizer, Inc.	158,068	3,799,955

Watson Pharmaceuticals, Inc. †	8,327	648,090

		13,652,703
Professional services (0.4%)
Dun & Bradstreet Corp. (The) S	832	66,718

Equifax, Inc.	2,038	95,460

Nielsen Holdings NV †	11,562	329,517

Robert Half International, Inc.	2,442	65,958

Verisk Analytics, Inc. Class A †	5,943	298,636

		856,289
Real estate investment trusts (REITs) (1.9%)
American Tower Corp. Class A R	8,000	578,480

Boston Properties, Inc. R	4,388	486,629

Equity Residential Trust R	9,297	588,593

HCP, Inc. R	5,552	262,110

Prologis, Inc. R	14,170	458,116

Public Storage R	1,700	253,215

Simon Property Group, Inc. R	6,934	1,112,838

Ventas, Inc. R	1,947	130,936

Vornado Realty Trust R	1,378	115,063

		3,985,980
Road and rail (0.1%)
Hertz Global Holdings, Inc. †	6,034	67,943

Union Pacific Corp. S	1,946	238,599

		306,542
Semiconductors and semiconductor equipment (2.0%)
Advanced Micro Devices, Inc. † S	93,153	378,201

Cymer, Inc. † S	1,070	61,215

First Solar, Inc. † S	69,274	1,076,518

Intel Corp. S	21,877	562,239

Texas Instruments, Inc. S	51,812	1,411,359

Xilinx, Inc. S	19,064	617,674

		4,107,206
Software (4.0%)
Autodesk, Inc. †	1,990	67,501

Electronic Arts, Inc. †	3,840	42,317

Microsoft Corp.	151,810	4,473,841

Oracle Corp.	90,621	2,736,754

Salesforce.com, Inc. † S	2,640	328,310

VMware, Inc. Class A † S	8,062	731,707

		8,380,430

COMMON STOCKS (97.8%)* cont.	Shares	Value

Specialty retail (1.6%)
AutoZone, Inc. †	657	$246,526

Bed Bath & Beyond, Inc. † S	19,280	1,175,116

Best Buy Co., Inc. S	8,084	146,240

CarMax, Inc. †	878	24,435

Dick’s Sporting Goods, Inc. S	689	33,844

Limited Brands, Inc.	2,694	128,100

Lowe’s Cos., Inc.	17,993	456,482

Office Depot, Inc. † S	9,870	17,569

O’Reilly Automotive, Inc. †	1,822	156,218

Staples, Inc. S	9,079	115,666

TJX Cos., Inc. (The)	20,642	914,028

		3,414,224
Textiles, apparel, and luxury goods (0.5%)
Coach, Inc. S	12,575	620,325

NIKE, Inc. Class B	5,234	488,594

		1,108,919
Thrifts and mortgage finance (—%)
People’s United Financial, Inc.	6,044	69,264

		69,264
Tobacco (2.6%)
Altria Group, Inc. S	29,387	1,057,050

Lorillard, Inc.	8,776	1,128,945

Philip Morris International, Inc.	35,127	3,212,013

		5,398,008
Water utilities (0.1%)
American Water Works Co., Inc.	6,626	240,193

		240,193
Wireless telecommunication services (0.3%)
Crown Castle International Corp. †	3,500	216,580

Sprint Nextel Corp. †	76,100	331,785

		548,365

Total common stocks (cost $198,296,555)		$205,725,325

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Nielsen Holdings NV $3.125 cv. pfd.	3,108	$170,552

United Technologies Corp. $3.75 cv. pfd. †	7,482	394,676

Total convertible preferred stocks (cost $556,496)		$565,228

SHORT-TERM INVESTMENTS (18.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	33,783,441	$33,783,441

Putnam Money Market Liquidity Fund 0.13% [e]	4,337,767	4,337,767

U.S. Treasury Bills with effective yields ranging from
0.158% to 0.159%, February 7, 2013 #	$419,000	418,707

U.S. Treasury Bills with effective yields ranging from
0.043% to 0.049%, November 15, 2012	92,000	91,997

Total short-term investments (cost $38,631,851)		$38,631,912

TOTAL INVESTMENTS

Total investments (cost $237,484,902)		$244,922,465

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through July 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $210,314,897.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 7/31/12 (aggregate face value $1,769,782)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

Credit Suisse AG

	Euro	Sell	8/16/12	$1,750,269	$1,769,782	$19,513

Total						$19,513

FUTURES CONTRACTS OUTSTANDING at 7/31/12

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	4	$1,374,600	Sep-12	$65,735

Total				$65,735

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$25,117,933	$—	$—

Consumer staples	20,797,597	—	—

Energy	22,691,063	—	—

Financials	28,984,970	—	—

Health care	24,624,648	—	—

Industrials	21,502,371	—	—

Information technology	40,807,869	—	—

Materials	6,986,249	—	—

Telecommunication services	6,928,805	—	—

Utilities	7,283,820	—	—

Total common stocks	205,725,325	—	—

Convertible preferred stocks	394,676	170,552	—

Short-term investments	4,337,767	34,294,145	—

Totals by level	$210,457,768	$34,464,697	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$19,513	$—

Futures contracts	65,735	—	—

Totals by level	$65,735	$19,513	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/12

ASSETS

Investment in securities, at value, including $32,357,373 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $199,363,694)	$206,801,257
Affiliated issuers (identified cost $38,121,208) (Notes 1 and 6)	38,121,208

Cash	3,332

Dividends, interest and other receivables	277,909

Receivable for shares of the fund sold	32,885

Receivable for investments sold	7,483,975

Unrealized appreciation on forward currency contracts (Note 1)	19,513

Total assets	252,740,079

LIABILITIES

Payable for variation margin (Note 1)	5,900

Payable for investments purchased	7,871,317

Payable for shares of the fund repurchased	265,087

Payable for compensation of Manager (Note 2)	99,900

Payable for investor servicing fees (Note 2)	107,303

Payable for custodian fees (Note 2)	17,509

Payable for Trustee compensation and expenses (Note 2)	123,640

Payable for administrative services (Note 2)	442

Payable for distribution fees (Note 2)	57,375

Collateral on securities loaned, at value (Note 1)	33,783,441

Other accrued expenses	93,268

Total liabilities	42,425,182

Net assets	$210,314,897

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$328,427,895

Undistributed net investment income (Note 1)	452,595

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(126,088,404)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,522,811

Total — Representing net assets applicable to capital shares outstanding	$210,314,897

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($178,020,657 divided by 10,891,083 shares)	$16.35

Offering price per class A share (100/94.25 of $16.35)*	$17.35

Net asset value and offering price per class B share ($10,440,718 divided by 680,719 shares)**	$15.34

Net asset value and offering price per class C share ($10,525,396 divided by 684,521 shares)**	$15.38

Net asset value and redemption price per class M share ($3,691,518 divided by 234,591 shares)	$15.74

Offering price per class M share (100/96.50 of $15.74)*	$16.31

Net asset value, offering price and redemption price per class R share
($175,893 divided by 10,820 shares)	$16.26

Net asset value, offering price and redemption price per class Y share
($7,460,715 divided by 453,457 shares)	$16.45

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $10,559)	$4,352,038

Interest (including interest income of $4,081 from investments in affiliated issuers) (Note 6)	5,268

Securities lending (Note 1)	36,248

Total investment income	4,393,554

EXPENSES

Compensation of Manager (Note 2)	1,178,892

Investor servicing fees (Note 2)	693,214

Custodian fees (Note 2)	42,599

Trustee compensation and expenses (Note 2)	17,345

Administrative services (Note 2)	6,698

Distribution fees — Class A (Note 2)	440,939

Distribution fees — Class B (Note 2)	116,678

Distribution fees — Class C (Note 2)	105,972

Distribution fees — Class M (Note 2)	28,312

Distribution fees — Class R (Note 2)	774

Other	163,944

Total expenses	2,795,367

Expense reduction (Note 2)	(4,213)

Net expenses	2,791,154

Net investment income	1,602,400

Net realized gain on investments (Notes 1 and 3)	7,507,696

Net realized gain on swap contracts (Note 1)	3,982

Net realized loss on futures contracts (Note 1)	(510,045)

Net realized gain on foreign currency transactions (Note 1)	249,282

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	19,469

Net unrealized appreciation of investments, futures contracts and swap contracts
during the year	3,742,711

Net gain on investments	11,013,095

Net increase in net assets resulting from operations	$12,615,495

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$1,602,400	$981,546

Net realized gain on investments
and foreign currency transactions	7,250,915	31,583,638

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	3,762,180	6,781,822

Net increase in net assets resulting from operations	12,615,495	39,347,006

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,593,744)	(1,039,218)

Class C	(17,573)	—

Class M	(15,382)	(3,872)

Class R	(1,057)	(480)

Class Y	(63,770)	(33,260)

Increase in capital from settlement payments (Note 8)	24,032	351,925

Redemption fees (Note 1)	297	383

Decrease from capital share transactions (Note 4)	(19,769,035)	(40,745,686)

Total decrease in net assets	(8,820,737)	(2,123,202)

NET ASSETS

Beginning of year	219,135,634	221,258,836

End of year (including undistributed net investment income
of $452,595 and $304,706, respectively)	$210,314,897	$219,135,634

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
July 31, 2012	$15.51	.13	.85	.98	(.14)	—	(.14)	—	— [e,h]	$16.35	6.37	$178,021	1.26	.85	108
July 31, 2011	13.08	.08	2.41	2.49	(.08)	—	(.08)	—	.02 [f]	15.51	19.24	183,969	1.23	.53	99
July 31, 2010	11.59	.07	1.53	1.60	(.10)	(.01)	(.11)	—	—	13.08	13.80	184,136	1.26 [d]	.53 [d]	106
July 31, 2009	13.99	.11	(2.41) [g]	(2.30)	(.10)	—	(.10)	—	—	11.59	(16.26) [g]	179,816	1.18 [d]	1.04 [d]	130
July 31, 2008	16.74	.08	(2.78)	(2.70)	(.05)	—	(.05)	—	—	13.99	(16.16)	271,560	1.24 [d]	.51 [d]	119

Class B
July 31, 2012	$14.54	.01	.79	.80	—	—	—	—	— [e,h]	$15.34	5.50	$10,441	2.01	.11	108
July 31, 2011	12.28	(.03)	2.27	2.24	—	—	—	—	.02 [f]	14.54	18.40	14,078	1.98	(.21)	99
July 31, 2010	10.87	(.02)	1.43	1.41	— [e]	— [e]	— [e]	—	—	12.28	12.99	18,522	2.01 [d]	(.20) [d]	106
July 31, 2009	13.09	.03	(2.25) [g]	(2.22)	—	—	—	—	—	10.87	(16.96) [g]	27,769	1.93 [d]	.31 [d]	130
July 31, 2008	15.73	(.04)	(2.60)	(2.64)	—	—	—	—	—	13.09	(16.78)	65,767	1.99 [d]	(.24) [d]	119

Class C
July 31, 2012	$14.60	.01	.79	.80	(.02)	—	(.02)	—	— [e,h]	$15.38	5.51	$10,525	2.01	.10	108
July 31, 2011	12.33	(.03)	2.28	2.25	—	—	—	—	.02 [f]	14.60	18.41	11,443	1.98	(.22)	99
July 31, 2010	10.94	(.03)	1.45	1.42	(.03)	— [e]	(.03)	—	—	12.33	12.97	10,736	2.01 [d]	(.22) [d]	106
July 31, 2009	13.17	.03	(2.26) [g]	(2.23)	—	—	—	—	—	10.94	(16.93) [g]	10,874	1.93 [d]	.29 [d]	130
July 31, 2008	15.83	(.04)	(2.62)	(2.66)	—	—	—	—	—	13.17	(16.80)	16,486	1.99 [d]	(.24) [d]	119

Class M
July 31, 2012	$14.94	.05	.81	.86	(.06)	—	(.06)	—	— [e,h]	$15.74	5.78	$3,692	1.76	.35	108
July 31, 2011	12.59	— [e]	2.34	2.34	(.01)	—	(.01)	—	.02 [f]	14.94	18.77	4,084	1.73	.03	99
July 31, 2010	11.17	— [e]	1.47	1.47	(.05)	— [e]	(.05)	—	—	12.59	13.19	3,961	1.76 [d]	.03 [d]	106
July 31, 2009	13.44	.05	(2.30) [g]	(2.25)	(.02)	—	(.02)	—	—	11.17	(16.69) [g]	4,254	1.68 [d]	.54 [d]	130
July 31, 2008	16.11	— [e]	(2.67)	(2.67)	—	—	—	—	—	13.44	(16.57)	7,030	1.74 [d]	.01 [d]	119

Class R
July 31, 2012	$15.44	.09	.84	.93	(.11)	—	(.11)	—	— [e,h]	$16.26	6.06	$176	1.51	.60	108
July 31, 2011	13.02	.04	2.42	2.46	(.06)	—	(.06)	—	.02 [f]	15.44	19.06	143	1.48	.28	99
July 31, 2010	11.55	.04	1.52	1.56	(.08)	(.01)	(.09)	—	—	13.02	13.47	102	1.51 [d]	.28 [d]	106
July 31, 2009	13.92	.09	(2.40) [g]	(2.31)	(.06)	—	(.06)	—	—	11.55	(16.51) [g]	103	1.43 [d]	.77 [d]	130
July 31, 2008	16.65	.04	(2.76)	(2.72)	(.01)	—	(.01)	—	—	13.92	(16.34)	101	1.49 [d]	.27 [d]	119

Class Y
July 31, 2012	$15.62	.17	.83	1.00	(.17)	—	(.17)	—	— [e,h]	$16.45	6.54	$7,461	1.01	1.10	108
July 31, 2011	13.16	.12	2.44	2.56	(.12)	—	(.12)	—	.02 [f]	15.62	19.66	5,418.98		.77	99
July 31, 2010	11.66	.10	1.54	1.64	(.13)	(.01)	(.14)	—	—	13.16	14.05	3,802	1.01 [d]	.78 [d]	106
July 31, 2009	14.10	.14	(2.43) [g]	(2.29)	(.15)	—	(.15)	—	—	11.66	(16.04) [g]	3,838	.93 [d]	1.30 [d]	130
July 31, 2008	16.88	.12	(2.80)	(2.68)	(.10)	—	(.10)	—	—	14.10	(15.96)	5,026	.99 [d]	.76 [d]	119

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.03%

July 31, 2009	0.27

July 31, 2008	0.03

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through July 31, 2012.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

The fund had an average contract amount of approximately 42,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 5 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,700,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $36,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $32,700,185. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $33,783,441.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $124,979,912 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$74,176,197	N/A	$74,176,197	July 31, 2017

50,803,715	N/A	50,803,715	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $237,015 to increase undistributed net investment income, $14,741 to decrease paid-in-capital and $222,274 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$19,715,775
Unrealized depreciation	(13,320,969)

Net unrealized appreciation	6,394,806
Undistributed ordinary income	472,108
Capital loss carryforward	(124,979,912)

Cost for federal income tax purposes	$238,527,659

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $811 under the expense offset arrangements and by $3,402 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $166 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,163 and $317 from the sale of class A and class M shares, respectively, and received $11,528 and $125 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $216,366,478 and $229,470,548, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	883,571	$13,393,161	765,465	$11,492,968

Shares issued in connection with
reinvestment of distributions	102,076	1,516,848	66,291	976,341

	985,647	14,910,009	831,756	12,469,309

Shares repurchased	(1,952,537)	(30,160,307)	(3,055,879)	(44,770,512)

Net decrease	(966,890)	$(15,250,298)	(2,224,123)	$(32,301,203)

	Year ended 7/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	72,068	$1,036,832	77,104	$1,082,576

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	72,068	1,036,832	77,104	1,082,576

Shares repurchased	(359,641)	(5,191,775)	(617,397)	(8,684,601)

Net decrease	(287,573)	$(4,154,943)	(540,293)	$(7,602,025)

	Year ended 7/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	28,943	$410,694	53,467	$746,973

Shares issued in connection with
reinvestment of distributions	1,165	16,355	—	—

	30,108	427,049	53,467	746,973

Shares repurchased	(129,521)	(1,877,317)	(140,422)	(1,969,887)

Net decrease	(99,413)	$(1,450,268)	(86,955)	$(1,222,914)

	Year ended 7/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	11,467	$166,644	9,036	$132,024

Shares issued in connection with
reinvestment of distributions	1,063	15,253	264	3,749

	12,530	181,897	9,300	135,773

Shares repurchased	(51,413)	(761,834)	(50,370)	(726,050)

Net decrease	(38,883)	$(579,937)	(41,070)	$(590,277)

	Year ended 7/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	2,955	$45,116	3,198	$47,531

Shares issued in connection with
reinvestment of distributions	71	1,057	33	480

	3,026	46,173	3,231	48,011

Shares repurchased	(1,444)	(22,560)	(1,836)	(25,485)

Net increase	1,582	$23,613	1,395	$22,526

	Year ended 7/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	163,207	$2,552,634	95,915	$1,511,041

Shares issued in connection with
reinvestment of distributions	4,215	62,934	2,214	32,747

	167,422	2,615,568	98,129	1,543,788

Shares repurchased	(60,956)	(972,770)	(39,974)	(595,581)

Net increase	106,466	$1,642,798	58,155	$948,207

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$19,513	—	$—

Receivables, Net
assets — Unrealized
Equity contracts	appreciation	65,735*	—	—

Total		$85,248		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$249,166	$—	$249,166

Equity contracts	(80,466)	(510,045)	—	3,982	$(586,529)

Total	$(80,466)	$(510,045)	$249,166	$3,982	$(337,363)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$19,513	$—	$19,513

Equity contracts	91,046	(8,665)	—	1,196	$83,577

Total	$91,046	$(8,665)	$19,513	$1,196	$103,090

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,081 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $29,359,909 and $33,739,879, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $342,957 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $8,968 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,721 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN067
276194 9/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2012	$39,696	$--	$4,100	$ —
July 31, 2011	$42,821	$--	$4,000	$ —

For the fiscal years ended July 31, 2012 and July 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $4,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2012	$ —	$ —	$ —	$ —

July 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2012